SELECT*ANNUITY III

                         SUPPLEMENT TO PROSPECTUS DATED
                                 APRIL 30, 1999

As of September 1, 1999, you have expanded access to Sub-Account investment options under the Variable Account. In the prospectus, we state that there are currently 29 Sub-Account investment options available under the Variable Account. Until now, however, you were limited to allocating money to a maximum of 17 Sub-Accounts over the lifetime of your Contract.

Effective September 1, 1999, this limitation has been eliminated, and you have the capability of allocating money to all currently available Sub-Account investment options. This feature is available for new and existing Contracts.

SEPTEMBER 1, 1999

               PLEASE INCLUDE THIS SUPPLEMENT WITH YOUR PROSPECTUS